Management Update Second Quarter 2012 NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com

Safe Harbor (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements." In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform Act”)(1). Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K, 10-Q and other SEC filings, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 2

Key Statistics as of 6/30/2012 (billions) Total assets: $9.6 Total deposits $6.8 Net loans $5.9 2012 Sterling Franchise at a Glance 3  Based in Spokane, Wash., Sterling is one of the largest commercial banks headquartered in the Pacific Northwest (1)  Approximately 55,000 commercial transaction accounts and 290,000 retail transaction accounts  $6.8 billion of deposits with an average cost of 0.58% (2)  Market cap of $1.2 billion (3) 187 branches in 5 states Source: SNL Financial, Company filings. Note: Financial data as of July 31, 2012. (1) Pacific Northwest defined as Idaho, Oregon and Washington. (2) For the quarter ended June 30, 2012. (3) As of June 30, 2012. (4) Pro forma deposit market share data as of June 30, 2011. (5) Divestiture of Montana operations announced July 2, 2012 with expected fourth quarter 2012 close. Deposit Market Share (4) State Branches Rank Market Share Washington 86 7 3.57% Oregon 67 8 3.16% California 13 54 0.11% Idaho 18 11 2.55% Montana (5) 7 16 1.09%

Q2 2012 Performance Highlights  Improving quarterly results o Reported Q2 net income of $320.9 million, or $5.13 per diluted share o Released $288.8 million of DTA valuation allowance o Pre-tax earnings of $32.0 million o Compares to $13.3 million for Q1 ‘12, and $7.6 million a year ago  Net interest margin (FTE) of 3.56%, up 25 bps from Q2 ‘11 o Average cost of deposits declined by 33 bps from the year ago quarter  Originated $459 million new portfolio loans (excluding HFS)  Declining levels of nonperforming assets (NPAs) o NPAs of $321 million at 6/30/12, reflecting a 35% decline compared to $498 million at 6/30/11  Improving operating efficiency o Announced sale of Montana branches o Efficiency ratio of 66%, compared to 74% for Q2 ’11  Board authorized a cash dividend of $0.15 per share 4

Key Operating Objectives Performance Trends  Cost of Deposits: 58 bps in Q2 ‘12, compared to 91 bps in Q2 ‘11  Noninterest deposit balances expanded to 23% of portfolio, up from 16% a year ago  Transaction/Savings/MMDA balances 66% of total deposits  Ratio of NPA/total assets: 3.35%, down from 5.38% a year ago  Classified assets/ Tier 1+ALLL = 26%  Down from 105% at recap (Q3 ‘10)  Targeting 20% at FYE 2012  Loan balances growing despite de-risking  Accelerating momentum in Commercial and Consumer  HLD – strongest volumes in three years; solid pipelines  Montana branch divestiture expected to be completed in Q4 ‘12  OREO costs declining  Target efficiency ratio of 60% by YE 2013  $320.9 million of net income in Q2 ‘12  $36.0 million of PTPP earnings in Q2 ‘12 5

(in millions) 6/30/2011 6/30/2012 Annual % change Retail deposits: Transaction $1,573 $2,236 42% Savings and MMDA 1,710 2,183 28% Time deposits 2,279 1,812 -20% Total retail 5,562 6,231 12% Public: 562 269 -52% Brokered: 480 297 -38% Total deposits $6,604 $6,797 3% BPs Change Depost funding costs 0.91% 0.58% -33 Gross loans to deposits 85% 90% 2.88% 2.82% 2.72% 2.31% 2.08% 1.98% 1.77% 1.45% 1.36% 1.27% 1.13% 1.01% 0.91% 0.86% 0.80% 0.67% 0.58% 1.10% 1.13% 1.33% 1.10% 0.90%0.85% 0.73% 0.67% 0.66% 0.56% 0.50% 0.51% 0.48% 0.45% 0.36% 0.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 2Q 2012 Y-o-Y Improvement (33 bps) STSA Peer Non-interest bearing transaction: $1,540 / 23% Interest-bearing transaction: $696 / 10% Savings and money market demand: $2,183 / 32% Retail time deposits: $1,853 / 27% Public: $230 / 4% Brokered: $295 / 4% Balance of $6,797 million as of June 30, 2012 (in millions) Deposit Composition Source: SNL Financial and company filings. (1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.  Overall improvement in deposit mix driving lower cost of deposits  Decreased public deposits by $293mm, or 52%, from a year ago, to $269mm  $1.3 billion of CDs re-pricing in next 12 months with a current average rate of 1.12%  Transaction deposits increased $663mm, or 42%, from a year ago Deposit composition Deposit balances Reducing avg. cost of deposits (%) (1) 6

Washington: $2,307 / 38% Oregon: $1,378 / 23% N. California: $1,264 / 21% Idaho: $293 / 5% S. California: $501 / 8% Arizona: $156 / 2% Montana: $110 / 2% Other: $75 / 1% Outstanding balance of $6.1 billion as of June 30, 2012 (in millions) Residential RE: $786 / 13% Multifamily: $1,311 / 22% CRE, NOO: $1,325 / 22% CRE, OO: $1,310 / 21% C&I : $504 / 8% Construction: $112 / 2% Consumer: $736 / 12% Outstanding b lance of $6.1 billion as of June 30, 2012 (in millions) Loan Portfolio Summary Focusing on Relationship-Based Lending  Gross loans were $6.1 billion at June 30, 2012  Q2 ‘12 portfolio loan originations increased $111 million, or 32% over Q1 ‘12 (1)  Multifamily, OO CRE, C&I and consumer account for 86% of portfolio originations in Q2 ‘12 Source: Company filings. (1) Excluding residential mortgage loans held for sale. Loan mix by geography Loan mix by category 7

0 50 100 150 200 250 300 350 400 450 500 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Residential RE Multifamily CRE Construction Consumer Commercial 8 $265 $348 $346 $348 $426 Source: Company filings. (1) Excluding residential mortgage loans held for sale. Loan Portfolio New Originations by Quarter (1) $180 $459 $ M illion s

$28 $147 $365 $568 $748 $921 $1,156 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Mi llio ns Quarterly Originations Cumulative WA 27% OR 7% N Cal 30% S Cal 33% ID 3% 5 Yr Fixed Hybrid ARM 65% 7 Yr Fxd H- ARM 16% 3 Yr Fxd H- ARM 13% Other 6% Refi 72% Purchase 28% Multifamily – Program to Date as of Q2 2012 9 MF loan programs MF geography MF loan purpose MF originations since program inception  Wtd Avg LTV: 65.7%; Wtd Avg DSC: 1.35:1; Wtd Avg Yield: 4.5%

 Comprehensive staff review completed. Identified $15 million annualized cost savings  Substantially all staffing reductions completed Q1 ‘12, with full year 2012 compensation impact of $12 million excluding severance  Working to improve efficiency and effectiveness of operations  Additional cost savings from FIB integration  Addressing inefficient operations  Ongoing branch evaluations/consolidations  Announced divestiture of Montana (7 branches)  Consolidating Loan Servicing into 40% less space  Q1 charge of $1.3 million for planned branch consolidation  Developing macro plans with FIS, ISG, FMCG to consolidate business systems  RFP in progress for Vendor Management and consolidation (Phase II)  OREO Expense – Expected decline with lower levels of OREO  YTD ‘12 OREO Expense was down $21 million, or 79%, from 2011  Management target: Efficiency ratio of 60% by YE 2013 Expense Control and Operating Efficiency Drivers 10

$- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 M illi on s Classified Assets Non-perfoming Assets Non-performing Loans 12/31/09: $1,648 $327 11 Improving Trend in Classified & NPAs

(in millions) 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 NPLs beginning-of-period $477.1 $396.1 $323.1 $287.2 $279.7 Additions/increases 65.1 66.6 33.0 32.3 67.2 Return to accruing status (13.7) (6.8) - (0.9) (24.7) Charge-offs (33.4) (29.9) (10.7) (20.2) (5.0) Transfer to OREO (33.5) (58.7) (18.5) (9.4) (13.2) Payments/sales (65.5) (44.2) (39.7) (9.3) (38.7) NPLs end of period $396.1 $323.1 $287.2 $279.7 $265.3 NPLs/Loans 7.1% 5.8% 5.2% 4.7% 4.4% % decline ($) since Q2 2011: 33% For the quarter ended Non-performing Loan (NPL) Flow Analysis 12

(dollars in millions) Amount Properties Amount Properties OREO: Beginning balance $152 363 $70 118 Additions 33 140 13 26 Valuation adjustments (9) - (1) - Sales (75) (253) (27) (63) Other changes - - 1 - Ending balance $101 250 $56 81 2011 2012 For the quarter ended June 30, OREO Flow Analysis 13

Summary  Executing on our strategic plan  Valuable, core-deposit franchise drives earnings power  Continued improvement in asset quality metrics  High-quality, relationship-driven asset generation  Ongoing expense management  Deferred tax asset valuation allowance reversed during Q2, ‘12, except for the portion that is expected to offset the taxable income for Q3 and Q4 ’12  Regardless of reserve release amount, effective tax rate of 0% expected for 2012  Amount of DTA that can be included in regulatory capital will be subject to limitations  Capitalization  Significantly exceeds regulatory levels required for “well-capitalized” status  Additional capital in place to support opportunistic growth  Will evaluate other capital management alternatives, including acquisitions that make strategic and financial sense  Interest brought current on Trust Preferred Securities during Q2 ’12  Board of directors authorized cash dividend to be paid in August, 2012 14

NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com

APPENDIX

6/30/2012 Peer median (1) TCE/TA 12.3% 8.7% Tier 1 leverage 12.3% 9.9% Tier 1 risk-based capital 17.3% 14.0% Total risk-based capital 18.5% 15.7% NPA/Tangible Capital + ALLL 24.9% 18.1% Capital Compared to Peers Source: SNL Financial and company filings. Sterling Financial data as of June 30, 2012. Peer group data as of most recent quarter available. (1) Peers include all public U.S. banking companies with between $7 billion and $25 billion in assets. 17

(in millions) 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 Asset Quality NPAs $498 $435 $369 $350 $321 Classified assets $604 $500 $426 $411 $327 NPAs / assets 5.4% 4.7% 4.0% 3.7% 3.4% ALLLs / NPLs 53.5% 57.6% 61.8% 57.7% 59.6% ALLL / loans 3.8% 3.3% 3.2% 2.7% 2.6% Net charge-offs (NCOs) $33 $30 $11 $20 $5 NCOs / avg. loans 2.2% 2.0% 0.7% 1.3% 0.2% Balance Sheet Total assets $9,242 $9,176 $9,193 $9,502 $9,600 Net loans $5,388 $5,428 $5,341 $5,854 $5,927 Securities $2,496 $2,448 $2,550 $2,462 $2,121 Core deposits (1) $6,124 $6,108 $6,057 $6,585 $6,500 Gross loans/total deposits 85% 87% 85% 87% 90% Capital $808 $859 $879 $898 $1,221 TCE/TA 8.6% 9.2% 9.4% 9.0% 12.3% Tier 1 leverage 10.9% 11.1% 11.4% 11.1% 12.2% Operating Highlights Operating income (loss) before taxes $7.6 $11.3 $14.8 $13.3 $32.0 Provision for credit losses $10.0 $6.0 $4.0 $4.0 $4.0 FTE net interest margin 3.31% 3.34% 3.26% 3.38% 3.56% For the quarters ended Last Five Quarters Financial/Operating Highlights 18 (1) Core deposits defined as total deposits less brokered CDs.

3.3 3.8 4.2 3.4 2.9 3.1 2.9 2.1 0 1 2 3 4 5 9/30/2011 12/31/2011 3/31/2012 6/30/2012 Ye ar s WA Life-Base case Eff Dur - Base case MBS: $1,818 / 89% Muni bonds: $189 / 9% CMO: $21 / 1% Corp: 18 / 1% Tax credit: $2 / 0% $2.0 billion total portfolio (1) (in millions) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 9/30/2011 12/31/2011 3/31/2012 3/31/2012 Bi llio ns 30-yr MBS 20-yr MBS 10- & 15-yr MBS CMO Investment Portfolio Overview  Three considerations in shaping investment portfolio composition are safety, liquidity and return  88% Agency MBS pass-throughs Source: Company filings. (1) Does not include net unrealized gains. (2) Durations and average life measures are base case, under current market rates. (3) Yield at quarter end. Investment portfolio Weighted avg life and effective duration (2) 2.73% overall portfolio yield (3) MBS composition Yield (3) 3.26% 3.00% 2.95% 2.54% $2.27B $1.84B 19 $2.17B $2.17B

Washington: $838 / 32% N. California: $712 / 27% Oregon: $471 / 18% S. California: $411 / 16% Arizona: $89 / 3% Idaho: $56 / 2% Montana: $24 / 1% Other: $35 / 1% Outstanding balance of $2,636 million at June 30, 2012 (in millions) $1,311 $376 $242 $229 $198 $150 $130 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Outstanding balance of $2,636 million at June 30, 2012 (in millions) Loan Portfolio – CRE Non-Owner-Occupied Includes Multifamily  Non-owner-occupied commercial real estate loans (including multifamily) totaled $2.6 billion as of 6/30/2012  Increased by $500 million, or 23% over a year ago  Represented 43% of gross loans as of 6/30/2012, up from 38% a year ago  4% of non-owner-occupied CRE loans were non-performing as of 6/30/2012 Source: Company filings. CRE NOO loan mix by geography CRE NOO loan mix by property type 20

$342 $254 $232 $221 $137 $70 $54 $0 $50 $100 $150 $200 $250 $300 $350 $400 Outstanding balance of $1,310 million at June 30, 2012 (in millions) Loan Portfolio – CRE Owner-Occupied Includes SBA  Owner-occupied commercial real estate loans totaled $1.3 billion as of 6/30/2012  Represented 22% of gross loans at 6/30/2012  6% of owner-occupied CRE loans were non-performing at 6/30/2012  SBA loans were $100 million, or 8% of total owner-occupied CRE loans at 6/30/2012 Source: Company filings. CRE OO loan mix by geography CRE OO loan mix by property type 21 Washington: $443 / 34% N. California: $340 / 26% Oregon: $345 / 26% Idaho: $70 , 5% Arizona: $56 / 4% S. California: $34 / 3% Montana: $15 / 1% Other: $7 / 1% Outstanding balance of $1,310 million at June 30, 2012 (in millions)

NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com